Summary of Significant Accounting Policies - Cash, cash equivalents and restricted cash (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2021 CNY (¥)	Sep. 30, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Sep. 30, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Summary of Significant Accounting Policies
Cash and cash equivalents	¥ 21,594,871	$ 3,351,471	¥ 38,425,541
Restricted cash	3,655,717	567,358	78,010
Long-term restricted cash	44,385	6,888	41,547
Total	¥ 25,294,973	$ 3,925,717	¥ 38,545,098	$ 5,982,105	¥ 19,555,584	¥ 989,869